UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 15, 2009

ATC HEALTHCARE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-11380	11-2650500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1983 Marcus Avenue Lake Success, New York	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 750-1600
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Resignation of Independent Accountant

On October 15, 2009, the Audit Committee of the Board of Directors of ATC Healthcare, Inc. (the “Company”) accepted Weiser LLP’s (“Weiser”) resignation as the Company’s independent registered public accounting firm.

The Company has not filed financial statements for the fiscal years ended February 28, 2009 and February 29, 2008.  Weiser did not issue a report or have any association with the financial statements for any period including the interim periods and fiscal years ended February 28, 2009 and February 29, 2008.  Therefore, the Company does not have financial statements for either of the past two years which contain an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended February 28, 2009 and February 29, 2008 and through October 15, 2009, there have been no disagreements with Weiser (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weiser, would have caused them to make reference thereto in their report on the financial statements for such fiscal years.

During the fiscal years ended February 28, 2009 and February 29, 2008 and through October 15, 2009, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Company provided Weiser with a copy of the foregoing disclosures and requested Weiser to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Weiser agrees with the above statements and if not, expressing the respects in which it does not agree.  A response letter from Weiser is attached as Exhibit 16.1 to this Form 8-K.

(b)       New Independent Accountant

On October 15, 2009, the Audit Committee of the Company’s Board of Directors retained Hoberman, Miller, Goldstein & Lesser, P.C. (“HMGL”) as the Company’s independent registered public accounting firm.

During the fiscal years ended February 28, 2009 and February 29, 2008, and during the subsequent interim period prior to engaging HMGL, the Company did not consult with HMGL regarding either:

(i)  The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that HMGL concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(ii)  Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01.          Exhibits.

(d)     Exhibits.

16.1.     Letter, dated October 15, 2009, from Weiser LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATC HEALTHCARE, INC.

	By:	/s/ David Kimbell
David Kimbell
Senior Vice President-Finance, Chief Financial Officer and Treasurer

Date: October 16, 2009

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